Winthrop Realty Trust
Supplemental Operating and Financial Data
For the Period Ended June 30, 2014

WINTHROP REALTY TRUST
SUPPLEMENTAL REPORTING PACKAGE

Table of Contents

Consolidated Balance Sheets	1
Consolidated Statements of Operations and Comprehensive Income	2
Estimated Net Asset Value	5
Five Year Performance Table	10
Consolidated Statements of Cash Flows	11
Selected Balance Sheet Account Detail	13
Schedule of Capitalization, Dividends and Liquidity	14
Selected Investment Data	15
Schedule of Securities Carried at Fair Value	18
Schedule of Loan Assets	19
Net Operating Income from Consolidated Properties	20
Schedule of Interest, Dividends and Discount Accretion	21
Consolidated Properties – Selected Property Data	22
Equity Investments – Selected Property Data	24
Consolidated Properties – Operating Summary	28
Equity Investments – Operating Summary	29
Consolidated Debt Summary	30
Equity Investments Debt Summary	31
Lease Expiration Summary	33
Reconciliation of Non-GAAP financial measures of income to net income attributable to Common Shares	34
Supplemental Definitions	35
Investor Information	36

Forward-Looking Statements - This supplemental reporting package contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words "assumes," "believes," "estimates," "expects," "guidance," "intends," “plans,”  “projects,” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Winthrop Realty Trust’s (the “Trust”) control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the ability of our joint venture partners to satisfy their obligations, the costs and availability of financing, the effects of local economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Trust's accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Trust’s filings with the Securities and Exchange Commission. The Trust does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures - It is important to note that throughout this presentation management makes references to non-GAAP financial measures, an example of which is Net Operating Income (“NOI”). Reconciliations and definitions for these non-GAAP financial measures are provided within this document.

WINTHROP REALTY TRUST
CONSOLIDATED BALANCE SHEETS
(In thousands, except share and per share data, Unaudited)

	June 30	March 31,	December 31,	September 30,	June 30,
	2014	2014	2013	2013	2013
ASSETS
Investments in real estate, at cost
Land	$87,520	$90,481	$82,215	$56,894	$59,183
Buildings and improvements	567,342	591,824	588,653	380,240	385,370
	654,862	682,305	670,868	437,134	444,553
Less: accumulated depreciation	(50,451)	(56,035)	(56,448)	(55,195)	(53,553)
Investments in real estate, net	604,411	626,270	614,420	381,939	391,000

Cash and cash equivalents	133,576	102,512	112,512	165,762	186,132
Restricted cash held in escrows	14,821	16,329	13,372	19,084	19,422
Loans receivable, net	44,617	48,667	101,100	108,163	113,308
Secured financing receivable	30,659	30,700	30,728	30,395	-
Accounts receivable, net of allowances of $149, $63
$414, $478 and $474, respectively	2,217	2,506	2,229	997	1,587
Accrued rental income, net of allowances of $339, $354, $0, $0 and $0, respectively	8,970	12,572	19,760	19,205	15,801
Securities carried at fair value	-	-	-	7,074	10,360
Loan securities carried at fair value	226	226	226	226	226
Preferred equity investments	5,848	6,492	6,485	12,703	12,514
Equity investments	196,538	190,737	149,085	139,061	141,645
Lease intangibles, net	49,874	53,822	49,866	48,774	48,348
Deferred financing costs, net	5,563	6,036	6,189	4,546	4,819
Other assets	3,451	4,090	3,314	28,135	3,440
Assets held for sale	2,396	25,156	23,038	2,421	1,708
TOTAL ASSETS	$1,103,167	$1,126,115	$1,132,324	$968,485	$950,310

LIABILITIES
Mortgage loans payable	$474,107	$476,424	$444,933	$308,049	$325,026
Senior notes payable	75,072	86,250	86,250	86,250	86,250
Secured financings	-	-	29,150	29,150	29,150
Notes payable	1,661	1,693	1,742	1,664	1,645
Accounts payable, accrued liabilities and other liabilities	20,422	24,493	26,266	21,522	19,202
Related party fees payable	2,771	2,605	2,831	2,693	2,658
Dividends payable	6,251	8,964	6,099	8,804	8,268
Deferred income	721	825	1,353	995	1,131
Below market lease intangibles, net	10,307	10,405	2,399	2,280	2,483
Liabilities of assets held for sale	-	1,182	21,638	-	-
TOTAL LIABILITIES	591,312	612,841	622,661	461,407	475,813

COMMITMENTS AND CONTINGENCIES

EQUITY
Winthrop Realty Trust Shareholders’ Equity:
Series D Cumulative Redeemable Preferred Shares
$25 per share liquidation preference, 5,060,000 shares authorized and 4,820,000 shares issued and outstanding at June 30, 2014 Mar 31, 2014, Dec 31, 2013, Sep 30, 2013 and June 30, 2013	120,500	120,500	120,500	120,500	120,500
Common Shares, $1 par, unlimited shares authorized;
36,417,584, 36,409,710, 36,401,438, 36,397,949, and 33,638,757 issued and outstanding at June 30, 2014, Mar 31, 2014, Dec 31, 2013, Sep 30, 2013, and June 30, 2013, respectively	35,825	35,817	35,809	35,798	33,039
Additional paid-in capital	648,614	647,618	647,121	646,620	618,954
Accumulated distributions in excess of net income	(330,237)	(330,494)	(322,432)	(308,661)	(311,688)
Accumulated other comprehensive loss	(762)	(269)	(124)	(70)	80
Total Winthrop Realty Trust Shareholders’ Equity	473,940	473,172	480,874	494,187	460,885
Non-controlling interests	37,915	40,102	28,789	12,891	13,612
Total Equity	511,855	513,274	509,663	507,078	474,497
TOTAL LIABILITIES AND EQUITY	$1,103,167	$1,126,115	$1,132,324	$968,485	$950,310

WINTHROP REALTY TRUST
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
(In thousands, except per share data)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2014	2013	2014	2013
Revenue
Rents and reimbursements	$20,165	$12,372	$39,228	$23,769
Interest, dividends and discount accretion	2,752	4,307	8,249	9,627
	22,917	16,679	47,477	33,396
Expenses
Property operating	7,150	3,870	14,581	7,555
Real estate taxes	2,420	1,213	4,615	1,950
Depreciation and amortization	6,652	3,894	13,883	7,747
Interest	5,830	6,143	11,524	11,615
Impairment loss on investments in real estate	-	-	9,200	-
General and administrative	2,144	1,094	3,786	1,936
Related party fees	2,399	2,291	4,774	4,557
Transaction costs	319	46	569	52
State and local taxes	93	124	105	138
	27,007	18,675	63,037	35,550
Other income (loss)
Equity in income of equity investments	4,178	4,524	10,372	12,393
Earnings from preferred equity investments	564	185	571	387
Loss on extinguishment of debt	(564)	-	(564)	-
Realized gain (loss) on sale of securities carried at fair value	-	-	2	(102)
Unrealized loss on securities carried at fair value	-	(1,860)	-	(142)
Unrealized gain on loan securities carried at fair value	-	215	-	215
Settlement expense	-	(134)	-	(134)
Interest and other income	122	116	207	185
	4,300	3,046	10,588	12,802
Income (loss) from continuing operations	210	1,050	(4,972)	10,648
Discontinued operations
Income from discontinued operations	6,772	6,695	11,151	10,048
Net income	6,982	7,745	6,179	20,696
Net loss attributable to non-controlling interests	1,980	629	3,423	1,424
Net income attributable to Winthrop Realty Trust	8,962	8,374	9,602	22,120
Preferred dividend of Series D Preferred Shares	(2,786)	(2,786)	(5,573)	(5,573)
Amount allocated to Restricted Common Shares	(97)	(98)	(192)	(124)
Net income attributable to Common Shares	$6,079	$5,490	$3,837	$16,423
Per Common Share data - Basic
Income (loss) from continuing operations	$(0.02)	$(0.03)	$(0.20)	$0.20
Income from discontinued operations	0.19	0.20	0.31	0.30
Net income attributable to Common Shares	$0.17	$0.17	$0.11	$0.50
Per Common Share data - Diluted
Income (loss) from continuing operations	$(0.02)	$(0.03)	$(0.20)	$0.20
Income from discontinued operations	0.19	0.20	0.31	0.30
Net income attributable to Common Shares	$0.17	$0.17	$0.11	$0.50

Basic Weighted-Average Common Shares	35,824	33,037	35,820	33,032
Diluted Weighted-Average Common Shares	35,824	33,037	35,820	33,041
Comprehensive income
Net income	$6,982	$7,745	$6,179	$20,696
Change in unrealized gain (loss) on interest rate derivative	(493)	131	(638)	130
Consolidated comprehensive income	6,489	7,876	5,541	20,826

Net loss attributable to non-controlling interests	1,980	629	3,423	1,424
Comprehensive loss attributable to non-controlling interests	1,980	629	3,423	1,424
Comprehensive income attributable to Winthrop Realty Trust	$8,469	$8,505	$8,964	$22,250

WINTHROP REALTY TRUST
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
(In thousands, except per share data, continued)
(Unaudited)

	Three Months Ended
	June 30,	March 31,	December 31,	September30,	June 30,
	2014	2014	2013	2013	2013
Revenue
Rents and reimbursements	$20,165	$19,063	$16,071	$12,026	$12,372
Interest, dividends and discount accretion	2,752	5,497	4,909	3,917	4,307
	22,917	24,560	20,980	15,943	16,679
Expenses
Property operating	7,150	7,433	5,913	4,302	3,870
Real estate taxes	2,420	2,195	1,804	1,172	1,213
Depreciation and amortization	6,652	7,229	5,681	3,846	3,894
Interest	5,830	5,693	5,757	4,992	6,143
Impairment loss on investment in real estate	-	9,200	-	-	-
Provision for loss on loans receivable	-	-	348	-	-
General and administrative	2,144	1,642	1,316	1,103	1,094
Related party fees	2,399	2,375	2,423	2,309	2,291
Transaction costs	319	250	1,727	105	46
Federal, state and local taxes	93	12	202	84	124
	27,007	36,029	25,171	17,913	18,675
Other income (loss)
Equity in income (loss) of equity investments	4,178	6,194	(3,609)	13,855	4,524
Earnings from preferred equity investments	564	7	37	189	185
Loss on extinguishment of debt	(564)	-	-	-	-
Realized gain (loss) on sale of securities carried at fair value	-	2	875	(31)	-
Unrealized loss on securities carried at fair value	-	-	-	-	(1,860)
Unrealized gain on loan securities carried at fair value	-	-	-	-	215
Settlement expense	-	-	(261)	(16)	(134)
Interest and other income	122	85	89	101	116
	4,300	6,288	(2,869)	14,098	3,046

Income (loss) from continuing operations	210	(5,181)	(7,060)	12,128	1,050

Discontinued operations
Income (loss) from discontinued operations	6,772	4,379	119	(1,396)	6,695

Net income (loss)	6,982	(802)	(6,941)	10,732	7,745
Net loss attributable to non-controlling interest	1,980	1,443	1,871	995	629
Net income (loss) attributable to Winthrop Realty Trust	8,962	641	(5,070)	11,727	8,374
Preferred dividend on Series D Preferred Shares	(2,786)	(2,787)	(2,786)	(2,787)	(2,786)
Amount allocated to restricted shares	(97)	(96)	(96)	(106)	(98)
Net income (loss) attributable to Common Shares	$6,079	$(2,242)	$(7,952)	$8,834	$5,490

WINTHROP REALTY TRUST
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
(In thousands, except per share data, continued)
(Unaudited)

	Three Months Ended
	June 30,	March 31	December 31,	September 30,	June 30,
	2014	2014	2013	2013	2013
Per Common Share data - Basic
Income (loss) from continuing operations	$(0.02)	$(0.18)	$(0.22)	$0.31	$(0.03)
Income (loss) from discontinued operations	0.19	0.12	-	(0.04)	0.20
Net income (loss) attributable to Common Shares	$0.17	$(0.06)	$(0.22)	$0.27	$0.17

Per Common Share data - Diluted
Income (loss) from continuing operations	$(0.02)	$(0.18)	$(0.22)	$0.31	$(0.03)
Income (loss) from discontinued operations	0.19	0.12	-	(0.04)	0.20
Net income (loss) attributable to Common Shares	$0.17	$(0.06)	$(0.22)	$0.27	$0.17

Basic Weighted-Average Common Shares	35,824	35,816	35,807	33,076	33,037
Diluted Weighted-Average Common Shares	35,824	35,816	35,879	33,148	33,037

Comprehensive income (loss)
Net income (loss)	$6,982	$(802)	$(6,941)	$10,733	$7,745
Change in unrealized gain (loss) on interest rate derivative	(493)	(145)	(54)	(150)	131
Comprehensive income (loss)	$6,489	$(947)	$(6,995)	$10,583	$7,876

WINTHROP REALTY TRUST
ESTIMATED NET ASSET VALUE
(In thousands, except square feet, units and per share data)
(Unaudited)
See Notes on Pages 8 and 9

	Trust	Carrying
Cash, Accounts Payable and Dividends Payable	Ownership	Amount	Matched Debt	Estimated NAV Range
Cash and Cash Equivalents and Restricted Cash	100%	$148,397	-	$148,397	to	$148,397
Other Accounts Payable and Dividends Payable	100%	(31,105)	-	(31,105)	to	(31,105)

Subtotal - Cash and Net Working Capital Estimated Net Asset Value Range	100%			$117,292	to	$117,292

REIT Securities:	Trust Ownership	Fair Value Carrying Amount	Matched Debt	Estimated NAV Range
REIT Common shares	100%	$-	$-	$-	to	$-
REIT Preferred shares	100%	-	-	-	to	-
Subtotal - REIT Securities Segment Estimated Net Asset Value Range				-	to	-

		Par Value
	Trust	Plus Accrued
Loans:	Ownership	Interest	Matched Debt	Estimated NAV Range
Loan Assets, Loan Securities & Loan Equity
Investments, with Expected Repayment
The Shops at Wailea - B Note	100%	$7,557	$-	$7,557	to	$7,557	[1	]
Churchill - Whole Loan	100%	366	-	-	to	366	[1	]
Rockwell - Mezzanine Loan	100%	1,137	-	-	to	50	[1	]
Pinnacle II - B Note	100%	5,061	-	5,061	to	5,061	[1	]
Poipu Shopping Village - B Note	100%	2,819	-	2,819	to	2,819	[1	]
Mentor - Whole Loan	100%	2,511	-	2,511	to	2,511	[1	]
Edens Norridge-Mezzanine Loan/GPInterest	100%	15,769		17,733	to	19,843	[2	]
WBCMT 2007 - CMBS	100%	1,130	-	79	to	226	[1	]
Stamford - Mezzanine	20%	47,118	$-	9,424	to	9,424
Total Estimated Value of Loans with Expected Repayment				$45,184	to	$47,857

		Par Value
	Trust	Plus Accrued	Matched
	Ownership	Interest	Debt	Estimated NAV Range
Loan Assets, Loan Securities & Loan Equity Investments, with Potential Equity Participation
Playa Vista - Mezzanine Loan	100%	$12,350	-	$13,950	to	$16,350	[2	]
Total Estimated Value of Loans with Potential Equity				$13,950	to	$16,350

Debt Platforms
Concord Debt Holdings/CDH CDO	67%/49%	N/A	N/A	$14,468	to	$37,856	[3	]
RE CDO	50%	N/A	N/A	500	to	1,000
Total Estimated Value of Debt Platforms				$14,968	to	$38,856

Subtotal - Loan Segment Estimated Net Asset Value Range				$74,102	to	$103,063

Management’s estimate of net asset value (“NAV”) on pages 5-7 is based on in place assets and liabilities as of June 30, 2014. Adjustments have been made for estimated transaction costs that would be incurred if assets were sold including any prepayment penalty associated with the Trust’s debt. There have been no adjustments made to reflect acquisitions, dispositions or loan repayments subsequent to June 30, 2014.  Although management believes the values presented reflect current market conditions, the ultimate amount realized on any asset will be based on the timing of such disposition and then market conditions.  There can be no assurance that the ultimate realized value upon disposition of an asset will be within the range provided.

(Continued on next page)

WINTHROP REALTY TRUST
ESTIMATED NET ASSET VALUE
(In thousands, except square feet, units and per share data, continued)
(Unaudited)
See Notes on Pages 8 and 9

Consolidated Operating Properties
($ in thousands)
				Square	Six Months Ended June 30, 2014						Estimated Range of			Matched
		Trust		Feet/	Annualized	Adjust-	Adjusted	Range of			Property Value			Debt	Estimated
Description		Ownership	Type	Units	NOI	ments	NOI	Capitalization Rates			Net of Transaction Costs			Balance	NAV Range
Consolidated Operating Properties
Wholly Owned
Cerritos	Cerritos, CA	100%	Office	187,000	$927	$1,073	$ 2,000	6.50%	to	6.00%	$ 29,047	to	$ 31,583	$ 23,000	$ 5,793	to	$ 7,061	[4]
One East Erie	Chicago, IL	100%	Office	126,000	3,123		3,123	7.00%	to	6.50%	42,634	to	46,025	19,671	22,963	to	26,354
550 Corporetum	Lisle, IL	100%	Office	169,000	325	676	1,001	9.50%	to	8.50%	9,431	to	10,656	5,753	3,678	to	4,903	[6]
Orlando	Orlando, FL	100%	Office	257,000	3,313		3,313	8.50%	to	7.75%	38,177	to	41,885	36,667	1,510	to	5,218
Plantation	Plantation, FL	100%	Office	120,000	1,448		1,448	8.00%	to	7.00%	17,718	to	20,259	10,617	7,101	to	9,642
South Burlington	South Burlington, VT	100%	Office	54,000	256		256	11.00%	to	9.50%	2,169	to	2,514	-	2,169	to	2,514
Atlanta - Kroger	Atlanta, GA	100%	Retail	61,000	259		259	14.00%	to	13.00%	1,811	to	1,952	-	1,811	to	1,952
Greensboro - Kroger	Greensboro, NC	100%	Retail	46,000	220		220	11.00%	to	9.00%	1,958	to	2,397	-	1,958	to	2,397
Louisville - Kroger	Louisville, KY	100%	Retail	47,000	214		214	9.00%	to	9.00%	2,234	to	2,234	-	2,234	to	2,234	[5]
Waterford	Memphis, TN	100%	Multi-Family	320 Units	1,497		1,497	5.50%	to	5.00%	26,673	to	29,363	12,980	13,693	to	16,383	[5]
Lake Brandt	Greensboro, NC	100%	Multi-Family	284 Units	1,270		1,270	6.25%	to	6.00%	19,995	to	20,832	13,600	6,395	to	7,232
Jacksonville	Jacksonville, FL	100%	Warehouse	588,000	174	708	882	8.50%	to	8.00%	10,090	to	10,725	-	10,090	to	10,725	[7]
Churchill	Churchill, PA	100%	Mixed Use	52,000	767	103	870	12.00%	to	9.00%	7,089	to	9,467	4,983	2,106	to	4,484	[8]

Joint Venture Properties
Westheimer	Houston, TX	32%	Office	614,000	5,702	(902)	4,800	7.00%	to	6.00%	67,836	to	79,150	44,589	7,439	to	11,060	[9]
1050 Corporetum	Lisle, IL	60%	Office	54,000	196	304	500	9.00%	to	7.00%	5,456	to	7,025	5,430	15	to	957	[7]
450 West 14th Street	New York, NY	var	Office /Retail	105,000	2,580	2,964	5,544	5.75%	to	5.35%	92,621	to	99,576	51,465	24,834	to	27,268	[10]	[11]
1515 Market Street	Philadelphia, PA	49%	Office	502,000	5,010	421	5,431	7.25%	to	6.75%	72,015	to	77,425	41,950	30,065	to	35,475	[12]	[13]
Luxury Residential	Various	84%	Multifamily	761 Units	10,494	486	10,980	4.20%	to	4.10%	258,258	to	264,577	150,000	90,937	to	96,244	[7]
Summit Pointe	Oklahoma City, OK	80%	Multifamily	184 Units	799		799	7.50%	to	7.00%	10,477	to	11,229	9,158	1,319	to	2,071	[14]

Subtotal - Consolidated Operating Properties Net Asset Value Range															$ 236,110	to	$274,173

Management’s estimate of net asset value (“NAV”) on pages 5-7 is based on in place assets and liabilities as of June 30, 2014. Adjustments have been made for estimated transaction costs that would be incurred if assets were sold including any prepayment penalty associated with the Trust’s debt. There have been no adjustments made to reflect acquisitions, dispositions or loan repayments subsequent to June 30, 2014.  Although management believes the values presented reflect current market conditions, the ultimate amount realized on any asset will be based on the timing of such disposition and then market conditions.  There can be no assurance that the ultimate realized value upon disposition of an asset will be within the range provided.

WINTHROP REALTY TRUST
ESTIMATED NET ASSET VALUE
(In thousands, except per share data, continued)
(Unaudited)
See Notes on Pages 8 and 9

Unconsolidated Operating Properties
($ in thousands)

		Trust		Square	Six Months Ended June 30, 2014 Annualized	Adjust-	Adjusted	Range of			Estimated Range of Property Value				Matched Debt	Estimated
Description		Ownership	Type	Feet/Units	NOI	ments	NOI	Capitalization Rates			Net of Transaction Costs				Balance	NAV Range
Unconsolidated Operating Properties
Marc Realty
223 West Jackson	Chicago, IL	50%	Office	168,000	$ 1,293		$ 1,293	6.98%	to	6.98%	$ 18,372	to	$ 18,372		$ 6,718	$ 5,827	to	$ 5,827	[15]

Other Joint Ventures
Sullivan Center	Chicago, IL	50%	Retail/Office	942,000	15,233	(2,404)	12,829	6.00%	to	5.35%	220,883	to	246,614	[16]	113,500	76,172	to	85,950	[16]
701 7th Ave.	New York, NY	75%	Retail/Office	Under Development											376,934	103,471	to	103,471	[17]
Northwest Atlanta	Atlanta, GA	60%	Industrial/ Office	472,000	1,600		1,600	7.61%	to	6.40%	20,693	to	24,625		13,490	4,322	to	6,681
Mentor	Chicago, IL	50%	Retail	7,000	469		469	6.00%	to	5.00%	7,511	to	9,021		2,497	2,502	to	3,255
Fenway Wateridge	San Diego, CA	80%	Office	62,000	808		808	9.25%	to	8.75%	8,693	to	9,192		7,000	2,383	to	2,383	[18]
Atrium	Chicago, IL	50%	Retail	71,000	1,368		1,368	9.50%	to	8.00%	11,918	to	14,525		-	5,959	to	7,262	[19]

Vintage (VHH)
28 Properties	Various	75%	Multifamily	4,886 Units	26,984	1,503	28,487	7.50%	to	7.50%	379,827	to	379,827		267,290	65,057	to	74,200	[20]
Quilceda	Marysville, WA	75%	Multifamily	Under Construction											21,020	750	to	750	[21]
Urban Center	Lynnwood, WA	75%	Multifamily	Under Construction											41,400	5,500	to	5,500	[21]

Subtotal - Unconsolidated Operating Properties Net Asset Value Range																$ 271,943	to	$ 295,279

							Corporate NAV
							Cash and Net Working Capital									$ 117,292	to	$ 117,292
							REIT Securities Net Asset Value Range									-		-
							Loan Segment Net Asset Value Range									74,102	to	103,063
							Operating Properties Net Asset Value Range (net of estimates sales costs)									508,053	to	569,452
							All Segments Estimated Net Asset Value Range									$ 699,447	to	$ 789,807

							Less: Corporate Liabilities
							Advisor Base Termination Fee									$ (7,402)	to	$ (9,545)
							Advisor Incentive Termination Fee									-		(2,225)
							Outstanding Senior Notes									(75,072)	to	(75,072)
							Outstanding Series D Preferred									(120,500)	to	(120,500)
							Net Asset Value Attributable to Common Shares									$ 496,473	to	$ 582,466

							Outstanding Common Shares (Includes Restricted Shares)									36,417		36,417
							Estimate Net Asset Value per Common Share Range									$ 13.63	to	$ 15.99

     Management’s estimate of net asset value (“NAV”) on pages 5-7 is based on in place assets and liabilities as of June 30, 2014. Adjustments have been made for estimated transaction costs that would be incurred if assets were sold including any prepayment penalty associated with the Trust’s debt. There have been no adjustments made to reflect acquisitions, dispositions or loan repayments subsequent to June 30, 2014.  Although management believes the values presented reflect current market conditions, the ultimate amount realized on any asset will be based on the timing of such disposition and then market conditions.  There can be no assurance that the ultimate realized value upon disposition of an asset will be within the range provided.

WINTHROP REALTY TRUST
NOTES TO ESTIMATED NET ASSET VALUE
(Unaudited)

Net Asset Value
Footnotes
Management’s estimate of net asset value (“NAV”) is based on estimated assets and liabilities as of 6/30/2014. Management has made adjustments for estimated transaction costs that would be incurred if assets were sold including any prepayment penalty associated with the Trust’s debt. Although management believes the values presented reflect current market conditions, the ultimate amount realized on any asset will be based on the timing of such disposition and then market conditions. There can be no assurance that the ultimate realized value upon disposition of an asset will be within the range provided.

1)
Management’s estimate of NAV on the Trust’s loans expected to be repaid gives no effect to the above or below market yield earned on certain of the loans. Except for WBCMT, Rockwell and Churchill for which full recovery may not be realized, par is utilized as the estimate of value.

2)	Property collateralizing the loan was recently marketed for sale. NAV includes estimate of Winthrop's equity participation above par (based on offers during that process).

3)
Represents the discounted cash flows of the CDO assuming different recovery rates on the loans.  The non CDO loan assets are valued at estimated recovery with a range of values on the equity in MSREF portfolio at $0 to $5 million.

4)	Gross Asset Value has been reduced to account for capital expenditures to offset speculative leasing. NAV has been reduced to reflect the B Note holder's 50% participation above $5.539 million.

5)	Currently being marketed for sale. NAV reflects expected proceeds.

6)
NAV has been reduced by $903,000 to account for capital expenditures to offset 2014 spec leasing.  The increase to NOI is to reflect speculative leasing along with reversing the effect of annualization of first quarter higher expenses that are not expected to continue.

7)	Adjustment to NOI reflects the reversal of GAAP adjustment.

8)	Adjustment to NOI is to reverse the effect of certain nonrecurring annualized expenses and leasing revenues not reflected in the first quarter as well as to reverse out certain GAAP adjustments.

9)
This property is leased to Spectra Energy. The lease, which was set to expire in 2016 was extended until April 2026. Negotiated annual lease payments on the modified lease remain unchanged ($8.0 - $8.3 million annually) through the maturity date of the mortgage debt (April 2016) and then decreases to $4.3 million, subject to annual increases thereafter up to $5.5 million annually. The NOI was adjusted to reflect the future decline in rents.

10)	Adjustment for leasing of 11,944 square feet of vacant retail space at $165 per square foot and to reverse the GAAP straight-lined non cash ground rent adjustment.

11)
Management’s estimated NAV is calculated based on a sale of the property at a range of values using capitalization rates between 5.35% and 5.75% applied to stabilized NOI.  The proceeds are then assumed to be distributed based upon the distribution provision of the 450 West 14th Street LLC Agreement which provides that cash is distributed as follows on the Trust’s capital contribution of $15.0 million and other equity holders’ capital of $3.0 million:

1) to the Trust until it receives an amount equal to a 10% return;
2) 75% to the Trust, 25% to other equity holders until the Trust has received a 15% cumulative annual compounded return on its aggregate investment amount;
3) 90% to the Trust, 10% to other equity holders until the Trust has received a return of its aggregate investment amount;
4) 10% to the Trust, 90% to other equity holders until other equity holders have received a return of any new investment amount and a 15% IRR thereon;
5) either (x) on or prior to the fifth anniversary of the Trust’s investment, 50% to the Trust and 50% to the other equity holders or (y) following the fifth anniversary of the Trust’s investment, 35% to the Trust and 65% to the other equity holders.  Management assumed the 35% for this analysis.

WINTHROP REALTY TRUST
NOTES TO ESTIMATED NET ASSET VALUE (Continued)
(Unaudited)

Net Asset Value
Footnotes
Management’s estimate of net asset value (“NAV”) is based on estimated assets and liabilities as of 6/30/2014. Management has made adjustments for estimated transaction costs that would be incurred if assets were sold including any prepayment penalty associated with the Trust’s debt. Although management believes the values presented reflect current market conditions, the ultimate amount realized on any asset will be based on the timing of such disposition and then market conditions. There can be no assurance that the ultimate realized value upon disposition of an asset will be within the range provided.

12)	The adjustment to NOI has been made to account for new leases entered into. The costs of the lease up have been deducted from Gross Asset Value.

13)
The Trust owns 89% of 1515 Market, but is entitled to receive 100% of proceeds up to $81.0 million less the mortgage amount, which was $41.9 million as of June 30, 2014. The Trust is entitled to receive 89% of any excess proceeds.

14)
The Trust is entitled to 100% of capital proceeds until it receives a return of its capital ($4.9 million) plus a 12% return.  Proceeds are next paid to the Trust's partner until it receives back its capital ($1.2 million) plus a 12% return.  Thereafter, the Trust receives 60% of proceeds.

15)
The Trust has agreed to grant an option to Marc Realty to acquire 223 West Jackson for a price to be not less than $5.0 million.  The Trust expects this option to be excercised this year at the price presented.

16)
Management’s estimate of Property Value includes net cash reserves held by the joint venture of $9.6 million.   NAV is calculated based on the post-tax credit compliance period residual distribution provisions set forth in One South State Street LLC agreement which provide for payment of the WRT-Elad mezzanine loan under its terms, which has an outstanding balance of $56.9 million as of June 30, 2014 and of which the Trust owns 100% and then 76% profits participation by WRT-Elad. The NOI on this property was adjusted downward to reverse the effect of the straightlined rental income.

17)	Asset is in a development stage. NAV represents cash invested by the Trust as of 6/30/2014 plus the unpaid accrued return on the cash invested.

18)	The Trust sold its interest in the partnership for $2,383,000 on August 6, 2014

19)	NAV has been reduced by $2.0 million to account for plannned renovations.

20)
Each of the Vintage properties is owned in a partnership which includes outside investors and is subject to its individual partnership agreement waterfall. The VHH Operating Agreement provides that aggregate properties operating cash flow to VHH is distributed as follows:
1)          to the Trust until it receives a 12% preferred return on its unreturned capital;
2)          to the Trust’s joint venture partner until he receives at 12% return;
3)          the remainder is distributed 50%  to the Trust and 50% to the Trust’s partner

Capital proceeds from the sale or refinancing of any of the underlying properties are distributed 75% to the Trust and 25% to our joint venture partner until all capital is returned and unpaid returns are paid and any excess after the return of capital is distributed 50%/50%. Management estimated the range of NAV based on the forecasted distributions to be received on this investment discounted at a range between 9% and 12%. Forecasted residual proceeds were calculated based on sales of the underlying properties using a capitalization rate of 7.5%.  The NOI has been adjusted to reverse out GAAP adjustments

21)	Asset is in a development stage. NAV reflects cash invested.

WINTHROP REALTY TRUST
January 1, 2009 – June 30, 2014 Performance Table

The following table reflects the performance of all investments that were made and sold or otherwise exited since January 1, 2009.  Management has presented for each investment its internal rate of return (“IRR”), a standard return methodology that calculates the annual effective compounded rate of return.  For the purposes of calculating each investment’s IRR, management has assumed that the cash flows for each investment occurred on the last day of the quarter in which the actual cash was invested or received by the Trust.  The IRR’s presented are on a gross basis i.e. there has been no allocation of the Trust’s base management fee or other Trust general and administrative costs to reduce an investment’s cash flows used in calculating the IRR.  The reported amounts represent only the Trust’s position in each investment.

Segment	Property Type	Initial Investment Date	Initial Investment Amount	Liquidation Date	IRR

REIT Securities
REIT Common shares-Various	N/A	March-09	$213,042	Various	13.42%
REIT Preferred shares-Various	N/A	January-09	6,925,421	Various	71.12%
REIT Bonds-Various	N/A	February-09	11,659,750	Various	20.59%
REIT Common shares-CDR	N/A	October-11	17,472,031	Various	74.62%

Loan Assets, Loan Securities & Loan Equity Investments
Siete Square - Whole Loan	Office	June-09	$5,500,000	June-11	15.98%
160 Spear Street - Whole Loan	Office	June-09	38,318,727	May-12	51.85%
160 Spear Street - Tenant Improvement Loan	Office	December-09	1,200,000	May-12	15.60%
Beverly Hills Hilton - B Note	Hotel	December-09	5,250,000	September-11	52.32%
Metropolitan Tower -B Note	Office	December-09	6,500,000	April-11	139.10%
Driver Building - B Note	Office	May-10	6,703,325	August-10	17.35%
1701 Woodfield - Whole Loan	Office	July-10	5,000,000	September-10	8.00%
Peter Cooper/Stuyvescent Town - Mezzanine Loan	Multi-family	August-10	10,665,000	October-10	-37.56%
Scripps Center - Rake Bond	Office	July-10	1,200,000	November-10	1221.53%
Moffet Tower - B Note	Office	October-10	21,557,883	October-11	8.79%
Westwood - Whole Loan	Office	October-10	3,500,000	December-11	12.62%
Metropolitan Tower - Rake Bond	Office	December-10	5,259,896	April-11	182.57%
CDH CDO - Compliance Loan	CDO	December-10	3,497,569	July-11	9.21%
Concord 2006-1A Class E	CDO	February-11	662,344	April-11	76.22%
Gotham Hotel - Whole Loan	Hotel	February-11	8,036,658	May-11	33.58%
Lakeside Eagle - Whole Loan	Retail	March-11	18,093,218	May-11	15.38%
11 East Adams - Seller Financing Mezzanine Loan	Office	June-11	2,264,770	July-11	4.30%
8 South Michigan-Seller Financing Mezzanine Loan	Office	June-11	4,909,570	August-11	6.77%
Sofitel Hotel - Mezzanine Loan	Hotel	June-11	5,759,949	October-11	88.88%
Sealy Northwest - DPO Bridge Financing	Industrial/office	June-11	20,630,000	September-11	8.72%
Magazine - Mezzanine Loan	Multi-family	June-11	17,538,478	May-12	15.95%
Riverside Plaza - B-Note	Retail	June-10	7,800,000	September-12	12.57%
Broward Financial Center - Whole Loan	Office	May-12	42,771,882	October-12	22.24%
SoCal Office Portfolio - C-Note	Office	November-11	71,354,090	September-12	26.88%
HC Cypress Pointe LLC - Preferred Equity	Multi Family	May-11	449,223	November-12	13.22%
2600 W Olive Series N-Q - Loan Securities	Office	December-09	1,500,000	December-12	68.23%
Burbank Centre - B-Note	Office	September-12	9,000,000	January-13	4.89%
127 West 25th - Mezzanine Loan	Mixed Use	May-12	9,000,000	March-13	30.45%
180 No. Michigan - Seller Financing Mezzanine Loan	Office	November-12	5,200,000	March-13	8.47%
4545 East Shea Blvd-Whole Loan	Office	April-12	2,250,000	June-13	14.14%
10 Metrotech - Whole Loan	Office	April-12	10,915,000	July-13	38.13%
Queensridge - Whole Loan	Condo Units	November-12	9,658,867	January-14	33.58%
Bulk Loan sale - Various	Various	December-09	78,915,362	February-14	15.48%
River City - Seller Financing Mezzanine Loan	Office	March-14	4,500,000	June-14	6.56%

Other
F II Co-Invest LLC - Private Equity Securities	N/A	July-11	$1,800,000	April-12	17.51%

Operating Properties
Deer Valley	Multi Family	June-10	$12,370,485	June-13	13.42%
Newbury Apartments	Multi Family	September-10	550,000	February-14	17.22%
Crossroads I and II	Office	June-10	8,100,000	May-14	5.43%

Total/Weighted Average			$504,452,541		26.04%

WINTHROP REALTY TRUST
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands, Unaudited)

	Six Months Ended June 30,
	2014	2013
Cash flows from operating activities
Net income	$6,179	$20,696
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation and amortization (including amortization of
of deferred financing costs and fair value of debt)	9,993	7,021
Amortization of lease intangibles	5,776	4,012
Straight-line rental income	1,075	(173)
Loan discount accretion	(1,591)	(1,477)
Discount accretion received in cash	5,865	-
Earnings of preferred equity investments	(571)	(387)
Distributions of income from preferred equity investments	1,208	123
Income of equity investments	(10,372)	(12,393)
Distributions of income from equity investments	7,755	10,731
Restricted cash held in escrows	(881)	3,536
(Gain) loss on sale of securities carried at fair value	(2)	102
Unrealized loss on securities carried at fair value	-	142
Unrealized gain on loan securities carried at fair value	-	(215)
Gain on sale of real estate investments	(11,002)	(9,527)
Impairment loss on investments in real estate	9,287	154
Tenant leasing costs	(936)	(898)
Equity compensation expenses	1,331	211
Bad debt expense (recovery)	(265)	100
Changes in assets and liabilities:
Interest receivable	113	376
Accounts receivable and other assets	1,119	(986)
Accounts payable, accrued liabilities and other liabilities	(6,268)	(4,532)
Net cash provided by operating activities	17,813	16,616

Cash flows from investing activities
Issuance of loans receivable	(17,492)	(21,437)
Investments in real estate	(5,429)	(3,059)
Investment in equity investments	(45,709)	(5,819)
Proceeds from sale of investments in real estate	56,423	31,312
Proceeds from sale of equity investments	200	26
Return of capital distribution from equity investments	673	669
Purchase of securities carried at fair value	(73)	-
Proceeds from sale of securities carried at fair value	75	9,090
Restricted cash held in escrows	2,692	(4,886)
Collection of loans receivable	7,765	41,760
Proceeds from sale of loans receivable	37,052	19,318
Cash from consolidation of properties	332	473
Net cash provided by investing activities	36,509	67,447
(Continued on next page)

WINTHROP REALTY TRUST
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands, Unaudited, continued)

	Six Months Ended June 30,
	2014	2013
Cash flows from financing activities
Proceeds from mortgage loans payable	$-	$48,100
Principal payments of mortgage loans payable	(4,757)	(3,429)
Payment of secured financing	-	(23,770)
Repurchase of senior notes payable	(11,178)	-
Restricted cash held in escrows	(168)	(2,823)
Deferred financing costs	-	(789)
Contribution from non-controlling interest	451	535
Distribution to non-controlling interest	(529)	-
Purchase of non-controlling interests	-	(150)
Proceeds from issuance of Common Shares under Dividend Reinvestment Plan	178	234
Dividend paid on Common Shares	(11,639)	(10,733)
Dividend paid on Series D Preferred Shares	(5,573)	(2,787)
Dividend paid on Restricted Shares	(43)	(1)
Net cash (used in) provided by financing activities	(33,258)	4,387
Net increase in cash and cash equivalents	21,064	88,450
Cash and cash equivalents at beginning of period	112,512	97,682
Cash and cash equivalents at end of period	$133,576	$186,132
Supplemental Disclosure of Cash Flow Information

Interest paid	$13,181	$11,881
Capitalized interest	$2,053	$-
Taxes paid	$70	$119

Supplemental Disclosure on Non-Cash Investing and
Financing Activities
Dividends accrued on Common Shares and Restricted Shares	$6,251	$5,482
Dividends accrued on Series D Preferred Shares	$-	$2,786
Capital expenditures accrued	$1,834	$2,610
Conveyance of secured financing in settlement of loans receivable	$(29,150)	$-
Forgiveness of loan receivable	$190	$-
Seller financing receivable	$4,500	$-
Fair value of assets acquired	$69,140	$62,208
Fair value of liabilities assumed	$52,687	$62,198
Contribution to WRT-Elad One South State Equity L.P.	$-	$865
Contribution to Vintage Housing Holdings LLC	$450	$-

WINTHROP REALTY TRUST
SELECTED BALANCE SHEET ACCOUNT DETAIL
(In thousands, Unaudited)

	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013
Investments in Real Estate
Land	$87,520	$90,481	$82,215	$56,894	$59,183
Buildings and improvements					-
Buildings	529,217	555,279	545,659	341,963	346,723
Building improvements	19,308	19,447	21,348	18,306	18,686
Furniture and Fixtures	3,324	3,086	4,073	2,714	2,661
Tenant improvements	15,493	14,012	17,573	17,257	17,300
	654,862	682,305	670,868	437,134	444,553
Accumulated depreciation and amortization	(50,451)	(56,035)	(56,448)	(55,195)	(53,553)
Total Investments in Real Estate	$604,411	$626,270	$614,420	$381,939	$391,000

Accounts Receivable
Straight-line rent receivable	$7,188	$7,458	$12,377	$12,558	$12,691
Other	3,999	7,620	9,612	7,644	4,697
Total Accounts Receivable	$11,187	$15,078	$21,989	$20,202	$17,388

Securities Carried at Fair Value
REIT Common Shares	-	-	-	7,074	10,360
Total Securities Carried at Fair Value	$-	$-	$-	$7,074	$10,360

Equity Investments
Vintage Housing Holdings (28 Properties)	$35,102	$34,386	$34,153	$33,706	$32,886
Elad / One South State Street (1 Property)	24,209	23,927	23,661	24,518	23,614
Marc Realty Portfolio	5,796	6,546	6,751	14,705	14,731
10 Metrotech (Office Loan)	11	11	11	11	10,845
Sealy Ventures Properties	5,709	7,507	7,635	7,741	7,871
Mack-Cali / Stamford (Office Loan)	9,354	9,208	9,064	8,916	8,773
Concord Debt Holdings	539	790	966	982	3,932
CDH CDO	4,478	4,615	4,215	4,181	1,079
RE-CDO Management	967	996	992	993	1,061
Mentor Retail (1 Property)	582	585	635	596	584
Lakeside/Eagle	1	4	-	3	10
701 Seventh Avenue	103,726	96,147	55,259	36,989	30,602
Wateridge	2,095	1,989	1,898	1,816	1,722
Atrium Mall	3,720	3,776	3,845	3,904	3,935
Freed	249	250	-	-	-
Total Equity Investments	$196,538	$190,737	$149,085	$139,061	$141,645
Preferred Equity Investments
Vintage at Tacoma	$849	$1,500	$1,500	$1,500	$1,500
Vintage at Urban Center	4,000	4,000	4,000	4,000	4,000
Vintage at Quilceda	750	750	750	750	750
Wateridge	249	242	235	6,453	6,264
Total Preferred Equity Investments	$5,848	$6,492	$6,485	$12,703	$12,514
Non-Controlling Interests
Westheimer (Houston, TX)	$8,148	$8,191	$8,249	$8,328	$8,419
River City / Marc Realty (Chicago, IL)	-	-	3,818	3,865	3,907
1050 Corporetum / Marc Realty (Lisle, IL)	29	60	32	50	52
450 West 14th Street (High Line)	1,825	1,840	1,867	1,895	1,909
1515 Market	(3,239)	(2,699)	(1,925)	(1,247)	19
Summit Pointe	283	582	763	-	(694)
ST Residential	15,599	15,718	15,985	-	-
Norridge	15,270	16,410	-	-	-
Total Non-Controlling Interests	$37,915	$40,102	$28,789	$12,891	$13,612

The listing above provides detail for only certain balance sheet line items presented on Winthrop Realty Trust's Consolidated Balance Sheets for all periods presented (the "Balance Sheet"). See page 1 of this supplement for all Balance Sheet line items.

WINTHROP REALTY TRUST
SCHEDULE OF CAPITALIZATION, DIVIDENDS AND LIQUIDITY
 (In thousands, except for per share data, Unaudited)

	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013
Debt
Mortgage loans payable	$474,107	$476,424	$444,933	$308,049	$325,026
Senior notes payable	75,072	86,250	86,250	86,250	86,250
Secured financing	-	-	29,150	29,150	29,150
KeyBank line of credit	-	-	-	-	-
Total Debt	549,179	562,674	560,333	423,449	440,426

Equity
Series D Cumulative Redeemable Preferred Shares	120,500	120,500	120,500	120,500	120,500
Common Shares	353,440	352,672	360,374	373,687	340,385
Non-controlling ownership interests	37,915	40,102	28,789	12,891	13,612
Total Equity	511,855	513,274	509,663	507,078	474,497

Total Capitalization	$1,061,034	$1,075,948	$1,069,996	$930,527	$914,923

Common Dividend Per Share
June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013

$0.1625	$0.1625	$0.1625	$0.1625	$0.1625

Liquidity and Credit Facility
	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013
Cash and cash equivalents	$133,576	$102,512	$112,512	$165,762	$186,132
Securities carried at fair value	-	-	-	7,074	10,360
Available under line of credit (1)	-	-	50,000	50,000	50,000
Total Liquidity and Credit Facility	$133,576	$102,512	$162,512	$222,836	$246,492

(1) The line of credit matured on March 3, 2014. The Trust elected not to exercise it one-year option to extend the line of credit.

WINTHROP REALTY TRUST
SELECTED INVESTMENT DATA
June 30, 2014
(In thousands, except square footage, Unaudited)

The following pages of investment data are presented to provide additional information relating to management’s expectations on selected assets within its business segments. For more detail on these assets within this Supplement please reference Schedule of Loan Assets on pages 19, Consolidated Property Data on pages 22-23, and Equity Investment Property Data on pages 24-27.

Cash	Amount
Cash and cash equivalents	$133,576

REIT Securities	Cost	Fair Value
REIT Common shares	$-	$-

Loans with Expected Repayment	Position	Type	Interest Rate			Cost, less Principal Repaid	Carrying Amount (before int. receivable)	Par Value		Extended Maturity Date
WBCMT Series 2007 Tranche L	CMBS	Hotel	LIBOR +	1.75%		$1,130	$226	$1,130		09/09/14
The Shops at Wailea	B Note	Retail	Fixed	6.15%		6,825	6,825	7,526		10/06/14
Churchill	Whole	Mixed Use	LIBOR +	3.75%		366	366	366		06/01/15
Rockwell	Mezz	Indust. / Whse.	Fixed	12.00%		-	-	1,138		05/01/16
Pinnacle II	B Note	Office	Fixed	6.31%		4,622	4,622	5,039		09/06/16
Poipu Shopping Village	B Note	Retail	Fixed	6.62%		2,108	2,108	2,807		01/06/17
Mentor Building (39 South St)	Whole	Retail	Fixed	10.00%		2,497	2,497	2,497		09/10/17
Edens Center and Norridge Commons	Mezz	Retail	LIBOR +	12.00%	(3)	15,500	15,500	15,500		03/09/19
Stamford -20% Owned Equity Inv(1)	Mezz	Office	LIBOR +	3.25%		40,000	46,504	47,000	(2)	08/06/14

Loans with Potential Equity Participation

Playa Vista	Mezz	Office	LIBOR +	15.75%	(3)	12,242	12,242	12,242		01/23/16

(1) Amounts shown represent 100% of the investment at the venture level.
(2) Par amount represents borrowers discounted payoff option amount.
(3) Libor floor of .50%

WINTHROP REALTY TRUST
SELECTED INVESTMENT DATA (Continued)
June 30, 2014
(In thousands, except square footage and cost per square foot/unit, Unaudited)

Consolidated Operating Properties Acquired through Direct or Indirect Foreclosure	% Owned	Type	Square Feet/ Units	Cost Basis before Accum Depreciation	Cost per Square Foot or Unit	Debt Balance

Memphis, TN, (Waterford Apartments)	100%	Multifamily	320 Units	$21,448	$67,025	$12,980
Cerritos, CA (Cerritos)	100%	Office	187,000	22,915	123	23,000
Philadelphia, PA (1515 Market)	49%	Office	502,000	45,878	91	41,950	(1)

Consolidated Operating Properties Acquired through Asset Purchase	% Owned	Type	Square Feet	Cost Basis before Accum Depreciation	Cost per Square Foot or Unit	Debt Balance

Atlanta, GA	100%	Retail	61,000	$1,958	$32	$-
Greensboro, NC	100%	Retail	46,000	3,301	72	-
Chicago, IL (One East Erie)	100%	Office	126,000	26,688	212	19,671
Houston, TX (Westheimer)	32%	Office	614,000	69,543	113	44,589
Lisle, IL (550 Corporetum)	100%	Office	169,000	10,828	64	5,752
Lisle, IL (1050 Corporetum / Marc Realty)	60%	Office	54,000	4,272	79	5,430
New York, NY	var	Office / Retail	105,000	60,604	577	51,465
Orlando, FL	100%	Office	257,000	17,290	67	36,667
Plantation, FL	100%	Office	120,000	12,935	108	10,617
South Burlington, VT	100%	Office	54,000	3,407	63	-
Jacksonville, FL	100%	Warehouse	588,000	10,864	18	-
Churchill, PA	100%	Mixed Use	52,000	9,705	187	4,984
Greensboro, NC (Lake Brandt)	100%	Multifamily	284 Units	18,582	65,430	13,600
Phoenix, AZ (Monroe)	84%	Multifamily	184 Units	39,541	214,897	24,390
Stamford, CT (Highgrove)	84%	Multifamily	92 Units	79,228	861,174	48,780
San Pedro, CA	84%	Multifamily	89 Units	19,385	217,809	12,195
Houston, TX (Mosaic)	84%	Multifamily	396 Units	105,151	265,533	64,635
Oklahoma City, OK	80%	Multifamily	184 Units	14,968	81,348	9,158
Chicago, IL (Norridge)	0%	Retail	332,000	55,923	196,912	42,500

(1) The Trust holds the mezzanine debt on this property

WINTHROP REALTY TRUST
SELECTED INVESTMENT DATA (Continued)
June 30, 2014
(In thousands, except square footage and cost per square foot/unit, Unaudited)

Equity Investment Operating Properties Acquired through Direct or Indirect Forclosure	% Owned(1)	Type	Square Feet/ Units	Equity Investment Carrying Amount
Atrium Mall	50%	Retail	71,000	$3,720

Equity Investment Operating Properties Acquired through Asset Purchase	% Owned	Type	Square Feet/ Units	Equity Investment Carrying Amount

Marc Realty	50%	Office	168,000	$5,796
Sealy Equity Investment	60%	Industrial/Office	472,000	5,709
WRT-Elad / One South State St	38%	Retail / Office	944,000	24,209
Vintage Housing Holdings	Var	Multifamily	4,886 Units	35,951
Mentor Retail LLC	50%	Retail	7,000	582
701 Seventh WRT Investors	61%	Development	110,000	103,726
WRT-Fenway Wateridge	50%	Office	62,000	2,095
Edens Center Associates	1%	Retail	183,000	249

Preferred Equity Investment Operating Properties Acquired through Asset Purchase	% Owned	Type	Square Feet/ Units	Preferred Equity Investment Carrying Amount

Vintage Housing Holdings - Urban Center	75%	Multi-Family	395 Units Under construction	$4,000
Vintage Housing Holdings - Quilceda Creek	75%	Multi-Family	204 Units Under contruction	750
WRT-Fenway Wateridge	50%	Office	62,000	249

(1) Represents the Trust's effective ownership of the underlying property

WINTHROP REALTY TRUST
SCHEDULE OF SECURITIES CARRIED AT FAIR VALUE
(In thousands, Unaudited)

	June 30, 2014		March 31, 2014		December 31, 2013		September 30, 2013		June 30, 2013
	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value

REIT Common shares	$-	$-	$-	$-	$-	$-	$6,318	$7,074	$8,920	$10,360
Total securities carried at fair value	$-	$-	$-	$-	$-	$-	$6,318	$7,074	$8,920	$10,360

Securities carried at fair value are comprised of REIT common shares for which the Trust has elected the fair value option.

	Three Months Ended
	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013
Net unrealized gain (loss)	$-	$-	$-	$-	$(1,645)

Net realized gain (loss)	$-	$2	$875	$(31)	$-

The Trust uses specific identification method for calculating gain or loss on the sale of securities carried at fair value.
Net unrealized gains and losses and realized gains and losses above include amounts generated from securities carried at fair value and loan securities.

WINTHROP REALTY TRUST
SCHEDULE OF LOAN ASSETS
 (In thousands, Unaudited)

Description	Acquisition Date	Asset Type	Location		Position	Interest Rate (1)			Carrying Amount (2) Jun 30, 2014	Par Value		Maturity Date (3)	Senior Debt (4)
Loans Receivable
The Shops at Wailea	Sep-12	Retail	Maui	HI	B Note	Fixed	6.150%		$6,857	$7,526		10/06/14	105,370
Playa Vista	Jan-13	Office	Playa Vista	CA	Mezz	LIBOR +	15.750%	(5)	12,350	12,242		01/23/16	80,300
Churchill	May-12	Mixed Use	Churchill	PA	Whole	LIBOR +	3.750%		366	366		06/01/15	-
Rockwell	Aug-10	Indust /Whse	Shirley	NY	Mezz	Fixed	12.000%		-	1,138		05/01/16	16,383
Pinnacle II	Sep-12	Office	Burbank	CA	B Note	Fixed	6.313%		4,644	5,039		09/06/16	82,943
Poipu Shopping Village	Sep-12	Retail	Kauai	HI	B Note	Fixed	6.620%		2,120	2,807		01/06/17	28,460
Mentor Bldg (39 South St)	Mar-12	Retail	Chicago	IL	Whole	Fixed	10.000%		2,511	2,497		09/10/17	-
Edens Center and Norridge Commons	Mar-14	Retail	Chicago	IL	Mezz	LIBOR +	12.000%	(5)	15,769	15,500		03/09/19	82,500
					Total Loans Receivable				$44,617	$47,115
Loan Securities Carried at Fair Value
WBCMT 2007	Dec-09	Hotel	Various		CMBS	LIBOR +	1.750%		$226	$1,130		09/09/14	$1,232
		Total Loan Securities Carried at Fair Value							$226	$1,130
Equity Investment Loan Assets (7,8)
Stamford Portfolio	Feb-12	Office	Stamford	CT	Mezz	LIBOR +	3.250%		$46,622	$47,000	(6)	08/06/14	$400,000
		Total Loan Assets of Equity Investments							$46,622	$47,000

Notes to Schedule of Loan Assets
(1) Represents contractual interest rates without giving effect to loan discount and accretion. The stated interest rate may be significantly different than the Trust's effective interest rate on certain loan investments.

(2) Carrying amount of loans receivable includes accrued interest of $457,000 and cumulative accretion of $2,213,000at June 30, 2014.
(3) Maturity dates presented are after giving effect to all contractual extensions.
(4) Senior Debt indicates debt which is secured by the underlying property which is senior in payment to the Trust's loan.
(5) Libor floor of .5%.
(6) Par Value represents the borrowers discounted payoff option (DPO) amount.
(7) Does not include th Trust's equity interest in Concord and RE CDO Management.
(8) The loan asset carrying amount represents 100% of the underlying asset.

WINTHROP REALTY TRUST
NET OPERATING INCOME FROM CONSOLIDATED PROPERTIES
 (In thousands)
(Unaudited)

	Three Months Ended
	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013
Rents and reimbursements
Minimum rent	$20,359	$19,365	$16,687	$12,236	$12,007
Deferred rents (straight-line)	(250)	(455)	(467)	(389)	(106)
Recovery income	1,426	1,171	964	629	938
Above and below market rents	(227)	185	(17)	(141)	(141)
Less:
Lease concessions and abatements	(1,143)	(1,203)	(1,096)	(309)	(326)
Total rents and reimbursements	20,165	19,063	16,071	12,026	12,372

Rental property expenses
Property operating	7,150	7,433	5,913	4,302	3,870
Real estate taxes	2,420	2,195	1,804	1,172	1,213
Total rental property expenses	9,570	9,628	7,717	5,474	5,083

Net operating income (1)
from consolidated properties	$10,595	$9,435	$8,354	$6,552	$7,289

(1) See definition of non-GAAP measure of Net Operating Income on page 35 of the supplemental package.

WINTHROP REALTY TRUST
SCHEDULE OF INTEREST, DIVIDENDS AND DISCOUNT ACCRETION
 (In thousands)
(Unaudited)

	Three Months Ended
	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013
Interest, Dividends and Discount Accretion by Business Segment:
Loan Assets	$2,752	$5,497	$5,259	$3,817	$4,207
REIT Securities	-	-	(350)	100	100
Total Interest, Dividends and Discount Accretion	$2,752	$5,497	$4,909	$3,917	$4,307

Interest, Dividends and Discount Accretion Detail:
Interest on loan assets	$2,367	$4,292	$3,421	$3,011	$3,446
Accretion of loan discount	385	1,205	1,838	806	761
Interest and dividends on REIT securities	-	-	(350)	100	100
Total Interest, Dividends and Discount Accretion	$2,752	$5,497	$4,909	$3,917	$4,307

WINTHROP REALTY TRUST
CONSOLIDATED PROPERTIES - SELECTED PROPERTY DATA
June 30, 2014 (Unaudited)

Description and Location	Year Acquired	Trust’s Owner-ship	Rentable Square Feet	(**) % Leased	Major Tenants (Lease / Options Expiration)	Major Tenant Sq. Ft.	($000's) Depreciated Cost Basis	Cost per Square Foot or Unit	Owner-ship of Land	($000's) Debt Balance	Debt Maturity & Int Rate
Office
Cerritos, CA	2012	100%	187,000	69%	Sunwest (2018)	37,000	$21,568	$115	Fee	$23,000	01/2017 5.07%
					RevCycle (2018)	28,000
Chicago, IL (One East Erie)	2005	100%	126,000	86%	River North Surgery (2023)	15,000	20,477	163	Fee	19,671	03/2016 5.75%
Houston, TX	2004	32%	614,000	100%	Spectra Energy (2026/2036)	614,000	54,576	89	Fee	44,589	04/2016 6.01%
Lisle, IL	2006	100%	169,000	78%	United Healthcare (2015)	41,000	10,055	59	Fee	5,752	10/2014 Libor+2.5%
Lisle, IL (Marc Realty)	2006	60%	54,000	100%	Ryerson (2018/2028)	54,000	3,589	66	Fee	5,430	03/2017 5.55%
New York, NY (450 West 14th)	2011	var	105,000	82%	Alice + Olivia (2021/2031)	27,000	55,940	533	Ground Lease	51,465	05/2016 Libor +2.5%
					Fast Retailing (2026/2036)	23,000
					Access Industries (2021/2031)	14,000
Orlando, FL	2004	100%	257,000	100%	Siemens Real Estate, Inc. (2017/2042)	257,000	13,130	51	Ground Lease	36,667	07/2017 6.40%
Plantation, FL	2004	100%	120,000	100%	AT&T Service, Inc. (2020/2035)	120,000	10,786	90	Fee	10,617	04/2018 6.48%
South Burlington, VT	2005	100%	54,000	100%	Fairpoint Comm. (2014/2029)	54,000	2,690	50	Ground Lease	-
1515 Market Street	2012	49%	502,000	87%	Temple University (2022)	128,000	44,564	89	Fee	41,950	05/1/2016 2.5%
Subtotal - Office			2,188,000				237,375			239,141
(Continued on next page)

WINTHROP REALTY TRUST
CONSOLIDATED PROPERTIES - SELECTED PROPERTY DATA (Continued)
June 30, 2014 (Unaudited)

Description and Location	Year Acquired	Trust’s Ownership	Rentable Square Feet	(**) % Leased	Major Tenants (Lease /Options Exp)	Major Tenants’ Sq. Feet.	($000's) Depreciated Cost Basis	Ownership of Land	($000's) Debt Balance	Debt Maturity & Int Rate
Retail
Atlanta, GA	2004	100%	61,000	100%	The Kroger Co. (2016/2026)	61,000	$1,746	Ground Lease	$-
Greensboro, NC	2004	100%	46,000	100%	The Kroger Co. (2017/2037)	46,000	2,391	Ground Lease	-
Norridge, IL	2014	0%	332,000	98%	Kmart (2017)	116,000	55,441	Ground Lease	42,500	8/2015 Libor + 5.75%

Subtotal Retail			439,000				59,578		42,500
Residential
Memphis, TN	2012	100%	320 units	94%	n/a	n/a	19,955	Fee	12,980	8/2014 Libor + 2.5%
Greensboro, NC	2012	100%	284 units	94%	n/a	n/a	17,484	Fee	13,600	8/2016 6.22%
Houston, TX	2013	84%	396 units	93%	n/a	n/a	103,493	Fee	64,635	10/2016 LIBOR + 2.0%
San Pedro, CA	2013	84%	89 units	99%	n/a	n/a	19,446	Fee	12,195	10/2016 LIBOR + 2.0%
Stamford, CT	2013	84%	92 units	98%	n/a	n/a	77,970	Fee	48,780	10/2016 LIBOR + 2.0%
Phoenix, AZ	2013	84%	184 units	94%	n/a	n/a	38,824	Fee	24,390	10/2016 LIBOR + 2.0%
Oklahoma City, OK	2013	80%	184 units	90%	n/a	n/a	14,687	Fee	9,158	02/2021 5.7%
Subtotal Residential			1,549	units			291,859		185,738

Other
Warehouse
Jacksonville, FL	2004	100%	588,000	100%	Fanatics, Inc. (2015/2024)	561,000	10,178	Fee	-

Mixed Use
Churchill, PA	2004	100%	52,000	100%	Westinghouse (2024/2039)	52,000	5,421	Fee	4,983	8/2024 3.50%
Subtotal - Other			640,000				15,599		4,983
Total Consolidated Properties			3,267,000				$604,411		$472,362

(**) Occupancy rates include all signed leases, including space undergoing tenant improvements.

WINTHROP REALTY TRUST
EQUITY INVESTMENTS - SELECTED DATA
June 30, 2014 (Unaudited)

Description and Location	Year Acquired	Trust’s Ownership(1)	Rentable Square Feet	(**) % Leased	Major Tenants (Lease /Options Exp)	Major Tenants’ Sq. Feet.	($000's) Equity Investment	Ownership of Land	($000's) Debt Balance (2)	Debt Maturity & Int Rate
Marc Realty - Equity Investment Operating Properties
223 West Jackson, Chicago, IL	2005	50%	168,000	75%	No tenants over 10%	-	$5,796	Fee	$6,667	09/2017 LIBOR + 2.75%

Sealy Venture - Equity Investment Operating Property
Atlanta, GA (Northwest Atlanta)	2006	60%	472,000	76%	Original Mattress (2020/2025)	57,000	$7,369	Fee	$13,490	09/2015 Libor +5.35% (3)

Mentor Retail LLC - Equity Investment Operating Property
39 South State Street Chicago, IL	2012	50%	7,000	100%	American Apparel (2022)	7,000	$582	Fee	$2,497	09/2017 10%

WRT-Elad / One South State Equity - Equity Investment Operating Property
One South State Street Chicago, IL (Sullivan Ctr)	2012	38%	944,000	83%	Target (2028 /2063)	147,000	$24,209	Fee	$113,500	11/2018 3.95%

					Walgreens(2022/2027)	95,000
					Illinois Dept of Employment (2019/2024)	243,000
					Art Insitute of Chicago (2020/2030)	153,000
			944,000				$24,209		$113,500
(Continued on next page)

WINTHROP REALTY TRUST
EQUITY INVESTMENTS – SELECTED DATA (Continued)
June 30, 2014
(Unaudited)

Description and Location	Year Acquired	Trust’s Ownership(1)	Rentable Square Feet	(**) % Leased	Major Tenants (Lease /Options Exp)	Major Tenants’ Sq. Feet.	($000's) Equity Investment	Ownership of Land	($000's) Debt Balance (2)	Debt Maturity & Int Rate
701 Seventh WRT Investor-Equtiy Investment Operating Property
701 Seventh Avenue	2012	61%	110,000	0%	N/A		$103,726	Fee	$375,063	1/31/2017 Libor + 8.0
New York, NY
WRT-Fenway Wateridge - Equity Investment Operating Property
Vista Sorrento Parkway San Diego, CA	2012	50%	62,000	66%	Verint Americas (2018)	6,500	2,095	Fee	7,000	11/1/2016 Libor +4.5(4)
					Flores Lund (2017)	10,000
					Verizon Wireless (2016)	13,000
Atrium - Equity Investment Operating Property
Chicago, IL	2013	50%	71,000	81%	Walgreens (2028)	9,700	$3,720	Ground Lease	$-

Edens Center Associates- Equity Investment Operating Property
Wilmette, IL	2014	1%	183,000	100%	Bed Bath and Beyond (2020)	40,000	249	Fee	40,000	5/9/2017 Libor +5.15 (5)
					Carson's Furniture (2016)	35,000
					Fresh Market (2023)	19,000

Continued on next page

WINTHROP REALTY TRUST
EQUITY INVESTMENTS – SELECTED DATA (Continued)
June 30, 2014
(Unaudited)

Description and Location		Year Acquired	Units	(**) % Leased	Ownership of Land
Vintage Housing Portfolio - Equity Investment Operating Properties
Agave Associates	Elk Grove, CA	2011	188	98%	Fee
Bouquet Canyon Seniors	Santa Clarita, CA	2011	264	99%	Fee
Elk Creek Apartments	Sequim, WA	2011	138	95%	Fee
Falls Creek Apartments	Couer d' Alene, ID	2011	170	99%	Fee
Forest Creek Apartments	Spokane, WA	2011	252	96%	Fee
Hamilton Place Seniors	Bellingham, WA	2011	94	95%	Fee
Heritage Place Apartments	St. Ann, MO	2011	113	94%	Fee
Holly Village Apartments	Everett, WA	2011	149	100%	Fee
Larkin Place Apartments	Bellingham, WA	2011	101	90%	Fee
Rosecreek Senior Living	Arlington, WA	2011	100	99%	Fee
Seven Hills/ St Rose	Henderson, NV	2011	244	99%	Fee
Silver Creek Apartments	Pasco, WA	2011	242	98%	Fee
The Bluffs Apartments	Reno, NV	2011	300	94%	Fee
Twin Ponds Apartments	Arlington, WA	2011	134	97%	Fee
Vintage at Bend	Bend, OR	2011	106	96%	Fee
Vintage at Bremerton	Bremerton, WA	2011	143	92%	Fee
Vintage at Burien	Burien, WA	2011	101	98%	Ground Lease
Vintage at Chehalis	Chehalis, WA	2011	150	99%	Fee
Vintage at Everett	Everett, WA	2011	259	98%	Fee
Vintage at Mt. Vernon	Mt. Vernon, WA	2011	154	95%	Fee
Vintage at Napa	Napa, CA	2011	115	99%	Fee
Vintage at Richland	Richland, WA	2011	150	97%	Fee
Vintage at Sequim	Sequim, WA	2011	118	99%	Fee
Vintage at Silverdale	Silverdale, WA	2011	240	97%	Fee
Vintage at Spokane	Spokane, WA	2011	287	97%	Fee
Vintage at Vancouver	Vancouver, WA	2011	154	97%	Fee
Vintage at Tacoma	Tacoma, WA	2012	231	96%	Fee
Vista Sonoma Seniors Apts	Santa Rosa, CA	2011	189	96%	Fee
			4,886
Vintage Housing Portfolio - Preferred Equity Investment Operating Properties
Vintage at Urban Center		2012	395	Under construction	Fee
Quilceda Creek		2012	204	Under construction	Fee
			599
Total - Vintage Housing Portfolio			5,485	units
(Continued on Next Page)

WINTHROP REALTY TRUST
EQUITY INVESTMENTS – SELECTED DATA (Continued)
June 30, 2014
 (In thousands, except for Square Footage, Unaudited)

Description	Year Acquired	Trust’s Ownership (1)	Rentable Square Feet	Equity Investment		Debt Balance (2)
Equity Investment Operating Properties
Marc Realty (from Page 24 )	2005	50%	168,000	$5,796		$6,667	(7)
Sealy Northwest Atlanta (from Page 24)	2006	60%	472,000	5,709		13,490	(7)
Mentor Retail LLC (from Page 24)	2012	49%	7,000	582		2,497	(7)
WRT-Elad / One South State Equity (from Page 24)	2012	38%	944,000	24,209		113,500	(7)
Vintage Portfolio (from Page 26)	2011	Var	4,886 units	35,102	(6)	267,290	(7)
701 Seventh Avenue (from Page 25)	2012	61%	Under development	103,726		375,063	(7)
Wateridge (from Page 25)	2012	50%	62,000	2,095		7,000	(7)
Atrium Mall LLC (from Page 25)	2013	50%	71,000	3,720		-
Edens Center Associates (from Page 25)	2014	1%	183,000	249		40,000	(7)
Total Equity Investment Operating Properties				181,188		$825,507

Loan Asset Equity Investments
WRT-ROIC Lakeside Eagle	2011	50%		1
WRT-Stamford LLC	2012	20%		9,354
10 Metrotech Loan LLC	2012	33%		11

Other Equity Investment
Concord Debt Holdings LLC	2012	67%		539	(8)
CDH CDO LLC	2012	50%		4,478	(8)
RE CDO Management LLC	2011	50%		967
Total Equity Investments				$196,538

Notes to Equity Investments - Selected Data
(**) Occupancy rates include all signed leases including space undergoing tenant improvements
(1) Represents the Trust's effective ownership of the underlying property.
(2) Debt balance shown represents 100% of the debt encumbering the properties.
(3) An interest rate cap was purchased that caps LIBOR at 1%.
(4) An interest rate cap was purchased that caps LIBOR at 2.5%
(5) There is a LIBOR floor of .25%
(6) The Vintage equity investment of $35,102 represents the Trust's various interests in Vintage Housing Holdings LLC, an entity which owns the general partnership interest listed above.  The investment basis is not specifically allocated among the various lower tier partnerships.

(7) See Equity Investments debt details on pages 31 and 32.
(8) Represents the interest acquired from Lexington Realty Trust on May 1, 2012.

WINTHROP REALTY TRUST
CONSOLIDATED PROPERTIES – OPERATING SUMMARY
 (In thousands, Unaudited)

Description	% Owned	Number of Properties	Square Footage	Rents and Reimburse-ments	Operating Expenses	Real Estate Taxes	Net Operating Income (1)	Interest Expense	Other Income (Expense)	Impairment	Deprec & Amort	(Income) Loss Attributable to Non-controlling Interest	WRT's share Net Income / (Loss) from Consolidated Properties (1)
100% Owned Consolidated Properties
Retail	100.0%	2	107,000	$241	$-	$-	$241	$-	(1)	$500	$115	$-	$(375)
Office	100.0%	6	913,000	7,683	2,178	806	4,699	2,827	(6)	8,500	2,240	-	(8,874)
Residential	100.0%	2	604 units	2,960	1,250	324	1,386	486	-	-	672	-	228
Other	100.0%	2	640,000	1,268	695	101	472	96	(11)	200	321	-	(156)
		12	1,660,000	12,152	4,123	1,231	6,798	3,409	(18)	9,200	3,348	-	(9,177)
Partially Owned Consolidated Properties
Norridge, IL Norridge	0.4%	1	332,000	2,060	379	435	1,246	881	(20)	-	961	(613)	(3)
Houston, TX (Multiple LP's)	32.0%	1	614,000	2,856	5	-	2,851	1,425	(62)	-	1,453	(102)	13
Lisle, IL (Marc Realty)	60.0%	1	54,000	319	167	54	98	158	-	-	116	(70)	(106)
New York, NY (450 W 14th St)	70.0%	1	105,000	3,789	2,107	393	1,289	908	(156)	-	1,265	(356)	(684)
Philadelphia, , PA 1515 Market (2)	49.0%	1	502,000	5,412	2,381	526	2,505	3,570	(15)	-	1,513	(1,314)	(1,279)
Phoenix, AZ (Mosaic)	83.0%	1	184 units	5,106	2,078	971	2,057	1,024	(12)	-	1,969	(154)	(794)
Stamford, CT (Highgrove)	83.0%	1	92 units	3,482	1,403	507	1,572	773	(4)	-	1,529	(120)	(614)
San Pedro, CA (San Pedro)	83.0%	1	89 units	1,028	485	146	397	194	(3)	-	423	(36)	(187)
Houston, TX (Monroe)	83.0%	1	396 units	2,129	1,032	277	820	386	(1)	-	892	(75)	(384)
Oklahoma City, OK (Summit Pointe)	79.0%	1	184 units	895	421	75	399	227	-	-	414	(529)	287
		10	1,607,000	27,076	10,458	3,384	13,234	9,546	(273)	-	10,535	(3,369)	(3,751)
Total Consolidated Properties		22	3,267,000	$39,228	$14,581	$4,615	$20,032	$12,955	$(291)	$9,200	$13,883	$(3,369)	$(12,928)
Line of Credit interest expense								-
Interest expense for 7th Ave.cap interest								(2,053)
Interest expense related to Senior notes								3,342
Interest expense WRT Lender								121
Preferred Interest								208
Reclassified related party interest expense								(3,049)
Total								$11,524

(1) See definition of Net Operating Income and Net Income / (Loss) from Consolidated Properties on page 35 of the supplemental package.
(2)  In addition to its equity ownership, the Trust is entitled to an additional 40% of profits above the debt.

WINTHROP REALTY TRUST
EQUITY INVESTMENTS – OPERATING SUMMARY
June 30, 2014
 (In thousands, Unaudited)

Venture	Number of Properties	Square Footage	Total Revenue	Operating Expenses	Real Estate Taxes	Net Operating Income (1)	Interest Expense	Other Income (Expense)	Deprec & Amort	Net Income / (Loss) from Equity Invest- ments	WRT's Share of Net Income / (Loss) from Equity Investments
Marc Realty	1	168,000	$2,912	$1,463	$473	$976	$276	$(17)	$812	$(129)	$8
Sealy Venture	1	472,000	1,390	445	145	800	441	(186)	616	(443)	(266)
Mentor Retail	1	7,000	289	15	40	234	126	(2)	31	75	37
WRT-Elad (2)	1	944,000	12,894	2,692	2,585	7,617	7,314	568	3,752	(2,881)	2,509
Vintage Portfolio (2)	28	4,886 units	23,468	9,683	293	13,492	3,521	(3,882)	5,659	430	3,679
Wateridge (2)	1	62,000	614	150	60	404	236	(36)	512	(380)	106
Atrium Mall	1	71,000	2,356	1,410	262	684	-	(35)	761	(112)	(56)
Edens Center Associates	1	183,000	2,297	366	625	1,306	794	22	772	(238)	(1)
Total Equity Investment Operating Properties	35	1,907,000	$46,220	$16,224	$4,483	$25,513	$12,708	$(3,568)	$12,915	$(3,678)	6,016

			Other-than-temporary impairment- Marc Realty								(763)
			Other-than-temporary impairment- Sealy								(1,660)
			WRT-ROIC Lakeside Eagle-Winthrop's share of net loss from equity investment								(19)
			RE CDO Management - Winthrop's share of net income from equity investment								6
			CDH CDO - Winthrop's share of net income from equity investment								2,231
			Concord Debt Holdings - Winthrop's share of net income from equity investment								603
			701 7th Avenue (3)								3,497
			Stamford / Mack-Cali - Winthrop's share of net income from equity investment								461
			10 Metrotech- Winthrop's share of net income from equity investment								-
			Equity in income of equity investments								$10,372

(1) See definition of Net Operating Income on page 35 of the supplemental package.
(2) Operating results lag 30 days.
(3) Operating results lag 90 days.

WINTHROP REALTY TRUST
CONSOLIDATED DEBT SUMMARY
June 30, 2014
(In thousands, Unaudited)

Description	Principal Outstanding June 30, 2014	Coupon	2014 Repayment	Maturity Date	Amount Due at Maturity	Weighted Average Maturity (in years)
Fixed rate debt
Mortgage loans payable

Chicago, IL / Ontario	$19,671	5.75%	$180	03/2016	$19,073
Houston, TX - Note 1	25,000	5.22%	-	04/2016	25,000
Houston, TX - Note 2	8,800	6.00%	-	04/2016	8,800
Houston, TX - Note 3	10,789	7.50%	2,759	04/2016	-
Philadelphia, PA(1)	41,950	2.50%	497	05/2016	39,933
Greensboro, NC	13,600	6.22%	-	08/2016	13,600
Cerritos, CA	23,000	5.07%	-	01/2017	23,000
Lisle, IL / 1050 Corporetum	5,430	5.55%	38	03/2017	5,206
Orlando, FL	36,667	6.40%	324	07/2017	34,567
Plantation, FL	10,617	6.48%	68	04/2018	10,046
Oklahoma City, OK	9,158	5.70%	69	02/2021	8,047
Churchill, PA	4,984	3.50%	65	08/2024	3,389
Total mortgage loans payable /Wtd Avg	209,666	4.43%	4,000		190,661	2.62

Senior notes payable	75,072	7.75%	-	08/2022	75,072
Total Fixed Rate Debt/ Wtd Avg	284,738	5.31%	4,000		265,733	4.08
Floating rate debt
Mortgage loans payable
Memphis, TN/ Waterford (LIBOR+2.5%, 0.5% LIBOR Floor)	12,980	3.00%	150	08/2014	12,931
Lisle, IL / 550-560 Corporetum (LIBOR + 2.5%, 1% LIBOR Cap)	5,752	2.68%	-	10/2014	5,752
Norridge, IL (Norridge) LIBOR + 5.75%, .25% LIBOR Floor)	42,500	6.00%	-	08/2015	42,500
New York, NY (450 W 14th St) (LIBOR + 2.5%, 1% LIBOR Floor)	51,465	3.50%	-	05/2016	51,637
Houston, TX (Mosaic) LIBOR +2% / interest rate swap (2)	64,635	2.69%	-	10/2016	64,635
San Pedro, CA (San Pedro) LIBOR +2% / interest rate swap (2)	12,195	2.69%	-	10/2016	12,195
Stamford, CT (Highgrove) LIBOR +2% / interest rate swap(2)	48,780	2.69%	-	10/2016	48,780
Phoenix, AZ (Monroe) LIBOR +2%/ interest rate swap (2)	24,390	2.69%	-	10/2016	24,390
	262,697	3.42%	150		262,820	1.68

Total Floating Rate Debt/ Wtd Avg	262,697	3.40%	150		262,820	1.68
Total Consolidated Debt/Wtd Avg	$547,435	4.40%	$4,150		$528,553	2.93

(1) An interest rate swap agreement with a notional amount of $41,950 effectively converts the interest rate to a fixed rate of 2.5%.
(2) The loan has an interest rate swap which effectively fixes libor at .69%.

WINTHROP REALTY TRUST
EQUITY INVESTMENTS - DEBT SUMMARY
June 30, 2014
(In Thousands, Unaudited)

Description	Principal Outstanding June 30, 2014		Interest Rate	Maturity Date		Weighted Average Maturity (in years)
Fixed rate debt
Mentor Retail - 39 South Street, Chicago, IL	$2,497		10.00%	09/10/17
WRT-Fenway Wateridge, San Diego, CA (1)	7,000		6.00%	11/01/16
WRT-Elad - One South State Street	113,500		3.95%	11/01/18
VHH - Agave Associates	2,500		3.50%	07/01/28
VHH - The Bluffs Apartments	8		3.00%	12/15/36
VHH - Bouquet Canyon Seniors	10,553		6.38%	07/01/28
VHH - Vintage at Chehalis (2)	8,190		4.76%	06/15/40
VHH - Elk Creek Apartments	7,275		6.60%	11/01/39
VHH - Falls Creek Apartments	8,234		6.37%	12/01/40
VHH - Hamilton Place	11		5.88%	07/01/14
VHH - Heritage Place Apartments	1,708		8.37%	07/19/15
VHH - Heritage Place Apartments	481		1.00%	05/01/39
VHH - Seven Hills/ St Rose	300		0.00%	12/15/36
VHH - Vintage at Mt. Vernon (3)	930		6.86%	01/15/37
VHH - Vintage at Mt. Vernon (4)	7,500		5.31%	01/15/37
VHH - Vintage at Napa	5,824		6.26%	06/01/34
VHH - Vintage at Silverdale (5)	14,880		5.72%	09/15/39
VHH - Twin Ponds Apartments	1,119		6.20%	01/01/38
VHH - Vintage at Vancouver	482		8.12%	12/01/17
VHH- Vintage at Tacoma	17,800		4.75%	07/01/29
VHH - Vista Sonoma Seniors Apts	9,635		6.56%	01/01/32
Total Fixed Rate Debt	$220,427	Wtd Avg	4.87%		Wtd Avg	11.28

(1) An interest rate cap was purchased that caps LIBOR at 2.5%.
(2) An interest rate swap agreement with a notional amount of $7,798 effectively converts the interest rate to a fixed rate of 4.76%.
(3) An interest rate swap agreement with a notional amount of $858 effectively converts the interest rate to a fixed rate of 6.86%.
(4) An interest rate swap agreement with a notional amount of $7,500 effectively converts the interest rate to a fixed rate of 5.31%.
(5) An interest rate swap agreement with a notional amount of $14,132 effectively converts the interest rate to a fixed rate of 5.72%.

				(Continued on next page)

WINTHROP REALTY TRUST
EQUITY INVESTMENTS DEBT SUMMARY (Continued)
June 30, 2014
(Unaudited)

Description	Principal Outstanding June 30, 2014	Interest Rate (1), (2)		Coupon	Maturity Date	Weighted Average Maturity (in years)
Floating rate debt
Sealy - Northwest Atlanta, Atlanta, GA (3)	$13,490	LIBOR +	5.35%	5.52%	09/29/15
Marc Realty - 223 West Jackson, Chicago, IL	6,667	LIBOR +	2.25%	4.25%	09/01/17
701 Seventh - 701 Seventh Avenue, New York, NY	375,063	LIBOR +	8.00%	8.15%	01/01/17
Edens Center Associates (4)	40,000	LIBOR +	5.15%	5.40%	05/09/17
VHH - Agave Associates	14,600	SIFMA +	1.28%	1.33%	10/15/36
VHH - Vintage at Bend	5,395	SIFMA +	1.24%	1.29%	12/15/36
VHH - Vintage at Bremerton	6,200	SIFMA +	1.55%	1.60%	03/15/33
VHH - Vintage at Burien	6,680	SIFMA +	1.50%	1.55%	01/15/38
VHH - Vintage at Everett	16,065	SIFMA +	1.50%	1.55%	01/15/38
VHH - Forest Creek Apartments	13,680	SIFMA +	1.68%	1.73%	06/15/40
VHH - Hamilton Place Seniors	3,590	SIFMA +	1.67%	1.72%	07/01/33
VHH - Holly Village Apartments	6,780	SIFMA +	1.58%	1.63%	07/31/32
VHH - Larkin Place Apartments	4,825	SIFMA +	1.51%	1.56%	07/01/33
VHH - Vintage at Richland	7,535	SIFMA +	1.83%	1.88%	01/15/38
VHH - Rosecreek Senior Living	3,236	SIFMA +	0.51%	0.56%	12/31/37
VHH - Vintage at Sequim	6,194	SIFMA +	2.35%	2.40%	03/01/38
VHH - Silver Creek Apartments	12,675	SIFMA +	1.75%	1.80%	12/15/37
VHH - Vintage at Spokane	16,295	SIFMA +	1.46%	1.51%	08/15/40
VHH - Seven Hills/ St Rose	14,770	SIFMA +	1.47%	1.52%	10/15/35
VHH - The Bluffs Apartments	18,100	SIFMA +	1.57%	1.62%	09/15/34
VHH - Twin Ponds Apartments	5,515	SIFMA +	1.53%	1.58%	01/01/38
VHH - Vintage at Vancouver	7,725	SIFMA +	2.16%	2.21%	03/01/36
Total Floating Rate Debt	605,080		Wtd Avg	6.04%	Wtd Avg	8.14
Total Joint Venture Debt	$825,507		Wtd Avg	5.73%	Wtd Avg	8.98

(1) LIBOR rate used to determine coupon on floating rate debt at June 30, 2014 was 0.15520%
(2) SIFMA = Securities Industry and Financial Markets Association Municipal Swap Index. SIFMA rate used to determine coupon on floating rate debt at May 31,2014 on the Vintage debt was 0.06%. Each of the Vintage floating rate debt instruments is subject to an interest rate cap ranging from 5.50% and 8.25%.

(3) An interest rate cap was purchased that caps LIBOR at 1%.
(4) There is a LIBOR floor of 0.25%.

WINTHROP REALTY TRUST
LEASE EXPIRATION SUMMARY
June 30, 2014

Year of Lease Expirations	Net Rentable Square Feet Subject to Expiring Leases	Percentage of Leased Square Footage Represented by Expiring Leases (%)	Annual Contractual Rent Under Expiring Leases ($)	Annual Rent Per Leased Square Foot of Expiring Leases ($)

Consolidated Multi Tenant Operating Properties:
2014	53,000	4%	$1,056,000	$19.92
2015	129,000	11%	2,334,000	18.09
2016	49,000	4%	1,157,000	23.61
2017	222,000	18%	2,958,000	13.32
2018	72,000	14%	4,320,000	60.00
2019	120,000	10%	2,932,000	24.43
2020	9,000	1%	175,000	19.44
2021	155,000	13%	5,657,000	36.50
2022	179,000	15%	4,917,000	27.47
2023	38,000	3%	1,033,000	27.18
Thereafter	89,000	7%	2,465,000	27.70

Consolidated Single Tenant Operating Properties:
2014	54,000	3%	$840,000	$15.56
2015	608,000	32%	1,175,000	1.93
2016	88,000	5%	385,000	4.38
2017	303,000	16%	3,894,000	12.85
2018	54,000	3%	918,000	17.00
2019	-	0%	-	-
2020	120,000	6%	1,447,000	12.06
2021	-	0%	-	-
2022	-	0%	-	-
2023	-	0%	-	-
Thereafter	666,000	35%	8,845,000	13.28

Annual contractual rent under expiring leases represents base rent charges for the period and does not reflect any straight-line rent adjustments or expense reimbursements.

WINTHROP REALTY TRUST
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES OF INCOME TO
NET INCOME ATTRIBUTABLE TO COMMON SHARES
(In thousands)

	Three Months Ended	Three Months Ended	Three Months Ended	Three Months Ended	Three Months Ended
	Jun 30	Mar 31,	Dec 31,	Sep 30,	Jun 30,
	2014	2014	2013	2013	2013

NOI from consolidated properties (1)(4)	$10,595	$9,435	$8,354	$6,652	$7,289
Less:
Interest expense	(5,830)	(5,693)	(5,757)	(4,992)	(6,143)
Depreciation and amortization	(6,652)	(7,229)	(5,681)	(3,846)	(3,894)
(Income) loss attributable to non-controlling interest	1,980	1,443	1,871	995	629
WRT share of income (loss) from consolidated properties (2)(4)	93	(2,044)	(1,213)	(1,191)	(2,119)

Equity in income (loss) of equity investments (3)	4,178	6,194	(3,609)	13,855	4,524

Add:
Interest, dividends and discount accretion	2,752	5,497	4,909	3,917	4,307
Earnings from preferred equity investments	564	7	37	189	185
Gain on sale of property	8	-	-	-	-
Unrealized gain (loss) on loan securities carried at fair value	-	-	-	-	215
Unrealized gain (loss) on securities carried at fair value	-	-	-	-	(1,860)
Realized gain (loss) on securities carried at fair value	-	2	875	(31)
Interest and other income	114	85	89	101	116
(Loss) Income from discontinued operations	6,772	4,379	119	(1,396)	6,695
		-
Less:
Income attributable to Series D preferred shares	(2,786)	(2,787)	(2,786)	(2,787)	(2,786)
Amount allocated to restricted shares	(97)	(96)	(96)	(106)	(98)
General and administrative	(2,144)	(1,642)	(1,316)	(1,103)	(1,094)
Related party fees	(2,399)	(2,375)	(2,423)	(2,309)	(2,291)
Transaction costs	(319)	(250)	(1,727)	(105)	(46)
State and local tax expense	(93)	(12)	(202)	(84)	(124)
Loss on extinguishment of debt	(564)	-	-	-	-
Provision for loss on loan receivables	-	-	(348)	-	-
Impairment loss on investment in real estate	-	(9,200)	-	-	-
Settlement expense	-	-	(261)	(16)	(134)
Net income attributable to Common Shares	$6,079	$(2,242)	$(7,952)	$8,934	$5,490

(1) See additional NOI detail on Page 20 of the supplemental package.
(2) See detail for the Three months ended June 30, 2014 on Page 28 of the supplemental package.
(3) See detail for the Three months ended June 30, 2014 on Page 29 of the supplemental package.
(4) See definitions for non-GAAP measures on page 35 of the supplemental package.

WINTHROP REALTY TRUST
SUPPLEMENTAL DEFINITIONS

Accretion of Discount - The increase in the value of an instrument such as a loan which was acquired for an amount less than face value.

B-Note - A structured junior participation that is part of a first mortgage loan.

Internal Rate of Return (IRR) – The internal rate of return is the annualized effected compound return rate of an investment.  Specifically, it is the discount rate that equates the cost of an investment with the present value of the cash generated by that investment.

LIBOR – London Inter Bank Offer Rate

Mezzanine Loan – A loan secured by an ownership interest of the entity which owns the property and which is subordinate to a first mortgage loan.

Net Income / (Loss) from Consolidated Properties: Net Income / (Loss) from Consolidated Properties is a non-GAAP measure equal to NOI less interest, depreciation, impairments and other corporate general administrative expenses related to consolidated properties less income attributable to non-controlling interests. We believe Net Income / (Loss) from Consolidated Properties is a useful measure for evaluating operating performance of our consolidated operating properties. Net Income / (Loss) from Consolidated Properties presented by us may not be comparable to Net Income / (Loss) from Consolidated Properties reported by other REITs that define it differently. We believe that in order to facilitate a clear understanding of our operating results, Net Income / (Loss) from Consolidated Properties should be examined in conjunction with net income as presented in our consolidated financial statements. Net Income / (Loss) from Consolidated Properties should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

Net Operating Income (NOI) - Net operating income is a non-GAAP measure equal to revenues from all rental property less operating expenses and real estate taxes, exclusive of depreciation, amortization and capital expenditures. We believe NOI is a useful measure for evaluating operating performance of our real estate assets as well as those held by our unconsolidated equity investments. We believe NOI is useful to investors as a performance measure because, when compared across periods, NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently. We believe that in order to facilitate a clear understanding of our operating results, NOI should be examined in conjunction with net income as presented in our consolidated financial statements. NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

Rake Bond – A junior interest in a securitized mortgage loan which has been structured in one or more classes of Collateralized Mortgage Backed Securities (“CMBS”).  Rake bonds are classes of CMBS issued in a transaction that solely relate to one particular mortgage loan.

SIFMA - Securities Industry and Financial Markets Association Municipal Swap Index

Whole Loan – An investment in an original mortgage loan instead of a loan comprised of one or more lenders.

WINTHROP REALTY TRUST INVESTOR INFORMATION

TRANSFER AGENT	INVESTOR RELATIONS
Computershare
Written Requests:
P.O. Box 43078
Providence, RI 02940
phone: 800.622.6757 (U.S., Canada and Puerto Rico)
phone: 781.575.4735 (outside U.S.)

Overnight Delivery:
250 Royall Street
Canton, MA 02021

Internet Inquiries :
Investor Centre™ website at www.computershare.com/investor
Carolyn Tiffany, Investor Relations Winthrop Realty Trust P.O. Box 9507 7 Bulfinch Place, Suite 500 Boston, MA 02114-9507 phone: 617.570.4614 fax: 617.570.4746

ANALYST COVERAGE
Analyst	Firm	Contact Information
Ross L. Smotrich	Barclays Capital	(212) 526-2306 ross.smotrich@barcap.com
Jordan Sadler	KeyBanc	(917) 368-2280 jsadler@keybanccm.com
Craig Mailman	KeyBanc	(917) 368-2316 cmailman@keybanccm.com
Mitch Germain	JMP Securities	(212) 906-3546 mgermain@jmpsecurities.com
Ryan Meliker	MLV & Co.	(646) 556-9184 rmeliker@mlvco.com
Joshua Levin	JMP Securities	(212)-906-3579 jlevine@jmpsecurities.com
Simon Yarmak	Stifel Nicolaus	(443)-224-1345 yarmaks@stifel.com

Winthrop Realty Trust is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Winthrop Realty Trust's performance made by the analyst is theirs alone and does not represent opinions, forecasts or predictions of Winthrop Realty Trust or its management. Winthrop Realty Trust does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.